Inventories, net	12 Months Ended
Dec. 31, 2023
Inventory Disclosure [Abstract]
Inventories, net	Inventories, net
Fuel inventories are stated at the lower of cost or market using the LIFO method. As of December 31, 2023 and 2022, the Partnership’s fuel inventory balance included lower of cost or market reserves of $230 million and $116 million, respectively. For the years ended December 31, 2023, 2022 and 2021, the Partnership’s consolidated statements of operations and comprehensive income did not include any material amounts of income from the liquidation of LIFO fuel inventory. For the years ended December 31, 2023, 2022 and 2021, the Partnership’s cost of sales included an unfavorable inventory adjustment of $114 million and favorable inventory adjustments of $5 million and $190 million, respectively.
Inventories, net consisted of the following:

	December 31, 2023	December 31, 2022
Fuel	$876	$809
Other	13	12
Inventories, net	$889	$821